Baird Global Industrial Conference Executive Vice President Finance & Chief Financial Officer Gregory P. Rustowicz President and Chief Executive Officer David J. Wilson November 7, 2023

© 2023 COLUMBUS MCKINNON CORPORATION These slides, and the accompanying oral discussion (together, this “presentation”), contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning expected growth, future sales and EBITDA margins, and future potential to deliver results; the execution of its strategy and further transformation of the Company with stronger growth, less cyclicality and higher margins, and achievement of certain goals. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including the impact of supply chain challenges and inflation, the ability of the Company to scale the organization, achieve its financial targets including revenue and adjusted EBITDA margin, and to execute CMBS and the Core Growth Framework; global economic and business conditions affecting the industries served by the Company and its subsidiaries including COVID-19; the Company's customers and suppliers, competitor responses to the Company's products and services, the overall market acceptance of such products and services, the ability to expand into new markets and geographic regions, and other factors disclosed in the Company's periodic reports filed with the Securities and Exchange Commission. Consequently, such forward-looking statements should be regarded as current plans, estimates and beliefs. The Company assumes no obligation to update the forward-looking information contained in this presentation. Non-GAAP Financial Measures and Forward-looking Non-GAAP Measures This presentation will discuss some non-GAAP (“adjusted”) financial measures which we believe are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The non-GAAP (“adjusted”) measures are noted and reconciliations of comparable GAAP with non-GAAP measures can be found in tables included in the Supplemental Information portion of this presentation. Safe Harbor Statement 2

Leader in Intelligent Motion Solutions for Material Handling

Transforming from a legacy cyclical industrial company to a top-tier, secular growth, intelligent motion solutions company

Strategic priorities

- Strengthen and build upon CMCO's core
- Invest in high-growth, high margin platforms
- Increase exposure to high growth, secular end markets
- Achieve top-tier performance utilizing CMBS, 80/20 and growth framework

Highly relevant, professional-grade solutions for solving customers' critical material handling requirements

Leading global lifting and automation company

Global player and North America market leader in precision conveyance



Financial Data(1)

$978M
Revenue

Market Data(3)

$975M
Market Cap.

Product Mix(2)


10%
Linear Motion
14%
Automation
16%
Conveying Solutions
60%
Lifting Solutions

Seasoned Leader With Extensive History Of Safely, Efficiently And Ergonomically Positioning Materials

3

© 2023 COLUMBUS MCKINNON CORPORATION

(1) Financial data represents TTM ended September 30, 2023 (2) Product mix data represents YTD sales as ofQ2FY24
(3) Market data as of 11/2/2023 (Source: S&P Capital IQ);

© 2023 COLUMBUS MCKINNON CORPORATION

© 2023 COLUMBUS MCKINNON CORPORATION 5 Lifting Solutions: Leading global position in lifting solutions Lifting capacity from 1/8 ton to ~140 tons Manual chain, electric chain and wire rope hoists Reliable, high-quality products End-to-end digital solutions Lifting Solutions Global Leader In Intelligent Motion Solutions For Material Handling

Precision Conveyance Solutions

CMCO INTELLIGENT MOTION

- Specialty conveying provides growth platform:
  - ~$4B TAM growing at 6% to 8% CAGR
  - Higher margin profile
- Strong secular growth drivers and markets:
  - Automation, e-commerce, EV, life sciences
- Fragmented market provides target rich acquisition environment
  - Established platform with Dorner acquisition in April 2021
  - Acquired Garvey in December 2021
  - Acquired montratec™ in May 2023
- Complementary adjacencies:
  - Sortation, spiral, vibration, etc.



Industrial Automation Conveyors



Sanitary, Stainless Steel Conveyors



Pallet System Conveyors



Flexible Conveyors



Accumulation Systems



Monorail Transport Systems

Global Leader In Intelligent Motion Solutions For Material Handling

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© 2023 COLUMBUS MCKINNON CORPORATION

© 2023 COLUMBUS MCKINNON CORPORATION 7 Automation Solutions: Design and develop drives and controls for lifting, linear motion and conveying systems Used in intelligent material handling solutions from ceiling to floor across entire product portfolio Solutions designed to increase uptime, enhance productivity and improve customer safety Automation Solutions Global Leader In Intelligent Motion Solutions For Material Handling MiningLifting Conveyance Linear Motion Elevator

© 2023 COLUMBUS MCKINNON CORPORATION 8 Linear Motion Solutions: Linear actuators with lifting capacity up to 50 tons, screw jacks, rotary unions and super cylinders Demonstrated leadership and differentiated offering Serving a breadth of end markets from rail to warehousing to defense Linear Motion Solutions Global Leader In Intelligent Motion Solutions For Material Handling

© 2022 COLUMBUS MCKINNON CORPORATION 9 Unlocking CMCO’s Potential Business System and Core Growth Framework to Transform CMCO Framework To Deliver Differentiated Growth, Financial Performance And Shareholder Value GROWTH FRAMEWORKCMBS TRANSFORMATION

© 2023 COLUMBUS MCKINNON CORPORATION 10 CMCO Transformation Strategy Targeting Top-tier Performance Over The Strategic Planning Period ADVANCES CMCO TO ~$1.5 BILLION IN REVENUE AND 21% ADJUSTED EBITDA EVOLVES THE ENTERPRISE FROM CYCLICAL INDUSTRIAL TO A TOP-TIER, SECULAR GROWTH, INTELLIGENT MOTION SOLUTIONS BUSINESS STRENGTHENS TALENT PROCESSES, IMPROVES THE ORGANIZATION & BUILDS BENCH STRENGTH TARGETS MID-SINGLE DIGIT ORGANIC GROWTH AND $225 MILLION OF M&A GROWTH ELEVATES COMPETITIVE ADVANTAGE WITH COLUMBUS MCKINNON BUSINESS SYSTEM (CMBS) INCREASES DIGITAL CAPABILITIES WITH INVESTMENTS IN TECHNOLOGY ENABLERS THAT SUPPORT GROWTH AND COST OPTIMIZATION

Executing Plan and Delivering Results

On track for FY227 Goals

CAMCO INTELLIGENT MOTION

Revenue



$650
$907
$936
$978
~$1,000
~$1,500
FY21
FY22
FY23
1H FY24 TTM
FY24F
FY27E

Adjusted Gross Margin



430 bps
~130 bps
34.1%
36.1%
36.5%
37.8%
38.7%
~40%
FY21
FY22
FY23
H1 FY24
Q2 FY24
FY27E

Revenue Growth Drivers

Organic Growth
- Commercial initiatives
- New product development
- Customer experience improvement

M&A Growth
- Expand precision conveyance platform
- Opportunistic with core portfolio
- Reimagining potential

Adjusted Gross Margin Drivers

Operating Initiatives
- Operational excellence
- Volume/scale/pricing
- Product line simplification

M&A Growth
- Accretive acquisitions
- Factory simplification

Updating Guidance: Now Expect Gross Margin Expansion of ~150 bps Y/Y for FY24

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© 2023 COLUMBUS MCKINNON CORPORATION

Advancing Along our Transformation Path

Targeting $1.5 Billion In Revenue and ~21% EBITDA Margin in FY2027



REVENUE GROWTH RATE
FY21
Linear Motion & Automation
Lifting Solutions
FY23 Pro-forma[1]
Linear Motion 9%
Automation 13%
Specialty Conveying 19%
Lifting Solutions 59%
FUTURE
Specialty Conveying
Linear Motion
Automation
Lifting Solutions
INTELLIGENT MOTION
EBITDA MARGIN

Executing Strategic Plan to Transform the Portfolio to Higher Growth, Technology-Driven Platforms

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© 2022 COLUMBUS MCKINNON CORPORATION

(1) Pro forma including 10 months of montratec acquired at end of month May 2023

© 2023 COLUMBUS MCKINNON CORPORATION 13 Strong Track Record Creating Value Through M&A Transforming Columbus McKinnon Into A Top-Tier, Higher Growth, Higher Margin Enterprise January 2017 Acquisition of STAHL CraneSystems from Konecranes for ~$218M strengthens leading global position in lifting solutions Programmatic M&A M&A Pipeline Target Screen Acquisition Committee Feedback Outreach Due Diligence Decision 2016 2017 2018 2019 2020 2021 September 2015 Acquisition of Magnetek, Inc. for ~$182M added automation capabilities February 2019 Divestiture of Stahlhammer Bommern GmbH to Turbo Investment BV April 2021 Acquisition of Dorner for $485M advances Intelligent Motion strategy and creates platform for scalable growth February 2019 Divestiture of Crane Equipment and Service, Inc. December 2018 Divestiture of Tire Shredder Business Tire Shredder 2015 December 2021 Acquisition of Garvey for $74M expands conveying solutions platform 2022 May 2023 Acquisition of montratec® for $110M expands precision conveyance and automation 2023 2024

Building Precision Conveyance Platform

Acquired montratec® on May 31, 2023


Shuttles


montrac® Configurator




Revenue Profile
60%
20%
20%
Europe
U.S.
APAC
35%
28%
22%
11%
4%
Auto/EV
Semi/Elec
Life Sci
Other
Aero

- Develops and manufactures complex intralogistics solutions connecting robots and workspaces with asynchronous conveying technology
- Delivered $12.2 million in revenue in 4 months of ownership with 52% gross margin; expect to double business in three years from acquired level of $30 million
- Attractive markets with secular tailwinds – EVs, Electronics, Semiconductors and Life Sciences
- Differentiated solutions – asynchronous movement, cleanroom certification, speed, space saving, Industry 4.0 controls, low energy consumption, easier change outs and faster set-up – 2,500 installations worldwide
- Technology driven organization – advanced software capabilities, robust NPD pipeline, talented engineering team, patented technologies
- Sales synergies to capture by leveraging CMCO precision conveyance platform in US and APAC and montratec position in Europe

Differentiated Technology in Secular Growth Markets; Expanding Conveyance Platform in Europe

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© 2023 COLUMBUS MCKINNON CORPORATION

© 2023 COLUMBUS MCKINNON CORPORATION $77 $140 $148 $156 $238 $77 ~$315 11.9% 15.4% 15.8% 16.0% ~21% -2.0% 3.0% 8.0% 13.0% 18.0% 23.0% 28.0% -50 50 150 250 350 450 550 FY21 FY22 FY23 TTM Q2 FY24 FY27E ADJUSTED EBITDA & ADJUSTED EBITDA MARGIN $650 $907 $936 $978 $1,186 0 0 $31434.1% 36.1% 36.5% 36.8% ~40% 19.0% 24.0% 29.0% 34.0% 39.0% $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 FY21 FY22 FY23 TTM Q2 FY24 FY27E SALES & ADJUSTED GROSS MARGIN $1,500 15 Financial Targets Execution of Strategy Delivers Attractive Financial Results ($ in millions)

FY2027 Financial Targets

Key Assumptions

SALES	**Growing Sales by >10% CAGR** • Organic growth of ~5% driven by go-to-market structure and strategic initiatives • Inorganic growth of ~6% from programmatic M&A inclusive of market growth • No material changes to current market conditions
COGS	**Expanding Gross Margin to ~40%+** • Factory footprint simplification & productivity improvements reduce COGS by ~$30M • Product Line Simplification (PLS), material productivity and value engineering savings of ~$9M • Raw material inflation normalizes to ~2% on average from FY23 levels
RSG&A	**Reducing RSG&A as a Percent of Sales to ~20%*** • Reorganization to optimize management and commercial structure • ERP implementations enable shared service model • Additional investments in digital enablement (i.e. HRIS, CRM, CPQ, SIOP) • Improved leverage and scale with mid-single-digit organic revenue growth & accretive M&A

Driving Gross Margin Expansion while Reducing SG&A as a Percent of Revenue

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© 2023 COLUMBUS MCKINNON CORPORATION

* Excludes proforma items

© 2023 COLUMBUS MCKINNON CORPORATION 17 Revenue Bridge Strategy Expected to Deliver >10% Revenue Growth REVENUE FY23 TO FY27E ($ in millions) ~$30M realized from montratec® acquisition (May 2023) $30M+ of growth from M&A expected from montratec® over 4 years

© 2023 COLUMBUS MCKINNON CORPORATION 18 Adjusted EBITDA Margin Bridge Expanding Adjusted EBITDA Margins ~550 bps Driven by Cost Actions & Scale ~21% ADJUSTED EBITDA MARGIN FY23 to FY27E Actions Complete ($ in millions)

© 2023 COLUMBUS MCKINNON CORPORATION 19 Free Cash Flow and Net Leverage Strong Cash Generation Enables Net Debt Leverage Ratio of <2.5x by year end FY24 $67 $97 $87 $36 $71 $59 $160 158% 163% 951% 121% 147% 116% 98% -1200% -700% -200% 300% 800% 0 50 100 150 200 FY19 FY20 FY21 FY22 FY23 TTM Q2 FY24 FY27E FREE CASH FLOW GENERATION & CONVERSION(1) NET DEBT & NET LEVERAGE RATIO(2) $229 $137 $47 $396 $338 $466 $630 1.7x 1.1x 0.6x 2.8x 2.2x 2.7x 2.0x -4.00 -3.00 -2.00 -1.00 0.00 1.00 2.00 3.00 4.00 5.00 0.0 200.0 400.0 600.0 800.0 1000.0 FY19 FY20 FY21 FY22 FY23 Q2 FY24 FY27E ($ in millions) (1) FCF Conversion = FCF / GAAP Net Income (2) FY22 and FY23 net-debt leverage ratio is defined as net debt/ TTM Adjusted EBITDA including 12-months of acquisitions on a pro forma basis

© 2023 COLUMBUS MCKINNON CORPORATION Second quarter cash from operations of $16.7 million • Working capital usage to improve over remainder of fiscal year FY24 CapEx expected to be $30 million to $40 million (1) • Investments enable factory simplification, productivity and lower cost center of excellence $86.6 $35.8 $71.0 $59.3 951% 121% 147% 116% FY21 FY22 FY23 Q2 FY24 TTM 20 Free Cash Flow & Conversion (2) Cash Flow Note: Components may not sum due to rounding Three Months Ended Year-to-Date 9/30/23 9/30/22 9/30/23 9/30/22 Net cash provided by (used for) operating activities $ 16.7 $ 17.3 $(0.6) $6.1 CapEx 5.0 2.3 10.3 5.3 Free cash flow (FCF) $ 11.7 $ 15.0 $(10.9) $0.8 (1)Capital expenditure guidance provided November 1, 2023. (2)See Supplemental Slides for the definition of free cash flow, free cash flow conversion reconciliation and other disclaimers regarding non-GAAP information. Expect FCF Conversion of Approximately 90% to 100% in FY24 ($ in millions) Organic Growth Debt Reduction Dividend Acquisitions Capital Priorities

© 2023 COLUMBUS MCKINNON CORPORATION Source: Peers- Refinitiv , CMCO- FY24 Q2 Earnings Release *Enterprise Value Priced as of 11/1/23^Excludes Konecranes who does not report GM% LEGACY INDUSTRIAL PEERS MOTION CONTROL PEERS CMCO Peer Group Comparison Industrial Peers vs. Motion Control Peers CMCO Pivoting to Motion Control Peer Group… Valuation Lags 21 (Based on Peer Group Averages. Peer Financials Represent TTM Ending 6/30/23, CMCO Financials Represent TTM Ending 9/30/23) 22.0% 36.8% 33.6% GROSS MARGIN^ 5.4x 8.7x 11.0x LTM EBITDA TRADING MULTIPLE* 14.6% 6.1% 9.8% Legacy Industrial CMCO Motion Control YOY SALES GROWTH 10.8% 16.0% 18.1% ADJ. EBITDA MARGIN Target: ~21%

© 2023 COLUMBUS MCKINNON CORPORATION 22 Key Takeaways Transforming to a Top-tier, Secular Growth, Intelligent Motion Solutions Enterprise Growth Strategy Is Underpinned By CMBS Enabling Scalability And Operational Excellence EVOLVED STRATEGY “BEYOND BLUEPRINT” TO EXECUTION OF CORE GROWTH FRAMEWORK COLUMBUS MCKINNON BUSINESS SYSTEM – CMBS – ENABLES SCALABILITY DEMONSTRATED PERFORMANCE WITH STRONG LEADERSHIP TEAM SIGNIFICANT CASH GENERATION THROUGHOUT BUSINESS CYCLES CONVEYING SOLUTIONS ADDS GROWTH CATALYST IN ATTRACTIVE MARKETS OPERATIONAL EXCELLENCE DRIVES STRONGER MARGIN PROFILE AS ECONOMY RECOVERS

Baird Global Industrial Conference Executive Vice President Finance & Chief Financial Officer Gregory P. Rustowicz President and Chief Executive Officer David J. Wilson November 7, 2023

Supplemental Information

© 2023 COLUMBUS MCKINNON CORPORATION 25 Corporate Sustainability Report Together We Create Intelligent Motion Solutions That Move The World Forward And Improve Lives Strategic Initiatives • Long-term plan – based on baselines, gap analysis & target setting • Tightly aligned with business strategy • Prioritized by impact, risk assessment and opportunity for value • Metrics and goals embedded in business functions ENVIRONMENTAL STEWARDSHIP CLIMATE CHANGE & ENERGY MANAGEMENT WASTE MANAGEMENT & RECYCLING SOCIAL RESPONSIBILITY PRODUCT QUALITY & INNOVATION CUSTOMER INTIMACY EMPLOYEE HEALTH AND SAFETY DIVERSITY, EQUITY, AND INCLUSION TALENT MANAGEMENT COMMUNITY INVOLVEMENT GOVERNANCE & ETHICS ENTERPRISE RISK MANAGEMENT ETHICS & COMPLIANCE BOARD GOVERNANCE

© 2023 COLUMBUS MCKINNON CORPORATION 26 Our Global Footprint Columbus McKinnon’s global footprint includes offices and manufacturing facilities across North America, Latin America, Europe, Africa, and Asia. 20 manufacturing facilities in 7 countries 40+ sales and service offices in 24 countries 14 warehouses in 8 countries 50+ countries with CMCO product sales

© 2023 COLUMBUS MCKINNON CORPORATION 27Highly diverse end markets with varying industry cycles Growing Secular Market Presence Conveying Solutions Serves Less Cyclical Industries General Industrial 22% Material Handling 17% Transportation 13% Food, Beverage & Consumer Goods 8% Energy & Utilities 8% Construction 6% Oil & Gas 5% Aerospace & Government 5% Chemical & Paper Processing 4% Life Sciences/Pharma 3% Elevator 2% E-Commerce 2% Entertainment 2% Metals Processing 2%Forestry 1% FY 2023

© 2023 COLUMBUS MCKINNON CORPORATION 28 U.S. Capacity Utilization Eurozone Capacity Utilization Industrial Capacity Utilization Source: The Federal Reserve Board Source: European Commission 60% 65% 70% 75% 80% Manufacturing Total 77.8% (Manufacturing) 79.7% (Total) September 2023(1) 65% 67% 69% 71% 73% 75% 77% 79% 81% 83% 85% 80.2% Q3 2023 (1) Numbers are preliminary

© 2023 COLUMBUS MCKINNON CORPORATION 29 ISM Production Index Source: Institute for Supply Chain Management 25% 30% 35% 40% 45% 50% 55% 60% 65% 70% 52.5% September 2023

Adjusted Gross Profit Reconciliation

CMCO INTELLIGENT MOTION

($ in thousands)	Quarter					Six Months
	Q2 FY23	Q3 FY23	Q4 FY23	Q1 FY24	Q2 FY24	H1 FY24
GAAP gross profit	$ 86,310	$ 82,044	$ 91,218	$ 86,649	$ 99,976	$ 186,626
Add back (deduct):						
Business realignment costs	—	—	—	196	—	196
Non-GAAP adjusted gross profit	$ 86,310	$ 82,044	$ 91,218	$ 86,845	$ 99,976	$ 186,822
Net sales	$ 231,740	$ 230,370	$ 253,843	$ 235,492	$ 258,400	$ 493,892
Gross margin – GAAP	37.2%	35.6%	35.9%	36.8%	38.7%	37.8%
Adjusted gross margin – Non-GAAP	37.2%	35.6%	35.9%	36.9%	38.7%	37.8%

Adjusted gross profit is defined as gross profit as reported, adjusted for certain items. Adjusted gross profit is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP financial measures, such as adjusted gross profit, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's gross profit to the historical periods' gross profit, as well as facilitates a more meaningful comparison of the Company's gross profit to that of other companies.

30

Adjusted Gross Profit Reconciliation

($ in thousands)	Fiscal Year					TTM
	2019	2020	2021	2022	2023	Q2 FY24
GAAP gross profit	$ 304,997	$ 283,186	$ 220,225	$ 315,730	$ 342,099	$ 359,887
Add back (deduct):						
Product liability settlement	—	—	—	2,850	—	—
Acquisition amortization of backlog	—	—	—	2,100	—	—
Acquisition inventory step-up expense	—	—	—	5,042	—	—
Business realignment costs	286	1,037	830	1,606	—	196
Acquisition deal and integration costs	—	—	—	521	—	—
Factory closures	1,473	2,800	2,671	—	—	—
Insurance settlement	—	(382)	—	—	—	—
Gain on sale of building	—	—	(2,189)	—	—	—
Non-GAAP adjusted gross profit	$ 306,756	$ 286,641	$ 221,537	$ 327,849	$ 342,099	$ 360,083
Net sales	$ 876,282	$ 809,162	$ 649,642	$ 906,555	$ 936,240	$ 978,105
Add back:						
Acquisition amortization of backlog	—	—	—	2,100	—	—
Non-GAAP net sales	$ 876,282	$ 809,162	$ 649,642	$ 908,655	$ 936,240	$ 978,105
Gross margin – GAAP	34.8%	35.0%	33.9%	34.8%	36.5%	36.8%
Adjusted gross margin – Non-GAAP	35.0%	35.4%	34.1%	36.1%	36.5%	36.8%

Adjusted gross profit is defined as gross profit as reported, adjusted for certain items. Adjusted gross profit is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP financial measures, such as adjusted gross profit, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's gross profit to the historical periods' gross profit, as well as facilitates a more meaningful comparison of the Company's gross profit to that of other companies.

31

Adjusted Income from Operations Reconciliation

($ in thousands)	Quarter					Fiscal Year	
	Q2 FY23	Q3 FY23	Q4 FY23	Q1 FY24	Q2 FY24	2022	2023
GAAP income from operations	$ 27,372	$ 20,179	$ 27,469	$ 21,448	$ 33,351	$ 73,781	$ 97,841
Add back (deduct):							
Acquisition deal and integration costs	19	338	173	2,587	508	10,473	616
Acquisition inventory step-up expense	—	—	—	—	—	5,042	—
Business realignment costs	1,233	1,401	848	375	40	3,902	5,140
Garvey contingent consideration	—	1,230	—	—	—	—	1,230
Product liability settlement	—	—	—	—	—	2,850	—
Headquarter relocation costs	—	315	681	1,228	146	—	996
Acquisition amortization of backlog	—	—	—	—	—	2,100	—
North American warehouse consolidation	—	—	—	117	82	—	—
Non-GAAP adjusted income from operations	$ 28,624	$ 23,463	$ 29,171	$ 25,755	$ 34,127	$ 98,148	$ 105,823
Net sales	$ 231,740	$ 230,370	$ 253,843	$ 235,492	$ 258,400	$ 906,555	$ 936,240
Add back:							
Acquisition amortization of backlog	—	—	—	—	—	2,100	—
Non-GAAP net sales	$ 231,740	$ 230,370	$ 253,843	$ 235,492	$ 258,400	$ 908,655	$ 936,240
Operating margin – GAAP	11.8%	8.8%	10.8%	9.1%	12.9%	8.1%	10.5%
Adjusted operating margin – Non-GAAP	12.4%	10.2%	11.5%	10.9%	13.2%	10.8%	11.3%

Adjusted income from operations is defined as income from operations as reported, adjusted for certain items. Adjusted income from operations is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP financial measures, such as adjusted income from operations, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's income from operations to the historical periods' income from operations, as well as facilitates a more meaningful comparison of the Company's income from operations to that of other companies.

32

Adjusted Net Income Reconciliation

CMCO INTELLIGENT MOTION

($ in thousands, except per share data)	Quarter					Fiscal Year	
	Q2 FY23	Q3 FY23	Q4 FY23	Q1 FY24	Q2 FY24	2022	2023
GAAP net income	$ 14,114	$ 12,029	$ 13,895	$ 9,275	$ 15,813	$ 29,660	$ 48,429
Add back (deduct):							
Amortization of intangibles	6,447	6,459	6,559	6,877	7,508	25,283	26,001
Cost of debt refinancing	—	—	—	—	—	14,803	—
Acquisition deal and integration costs	19	338	173	2,587	508	10,473	616
Acquisition inventory step-up expense	—	—	—	—	—	5,042	—
Business realignment costs	1,233	1,401	848	375	40	3,902	5,140
Product liability settlement	—	—	—	—	—	2,850	—
Garvey contingent consideration	—	1,230	—	—	—	—	1,230
Headquarter relocation costs	—	315	681	1,228	146	—	996
Acquisition amortization of backlog	—	—	—	—	—	2,100	—
North American warehouse consolidation	—	—	—	117	82	—	—
Normalize tax rate to 25%(1)	(938)	(1,123)	975	(2,569)	(2,199)	(13,852)	2,185
Non-GAAP adjusted net income	$ 20,875	$ 20,649	$ 23,131	$ 17,890	$ 21,898	$ 80,261	$ 84,597
Average diluted shares outstanding	28,748	28,778	28,869	28,906	29,001	28,401	28,818
Diluted income per share – GAAP	$ 0.49	$ 0.42	$ 0.48	$ 0.32	$ 0.55	$ 1.04	$ 1.68
Adjusted diluted income per share – Non-GAAP	$ 0.73	$ 0.72	$ 0.80	$ 0.62	$ 0.76	$ 2.83	$ 2.94

(1)Applies normalized tax rate of 25% (22% prior to Q1 FY24) to GAAP pre-tax income and non-GAAP adjustments above, which are each pre-tax.

Adjusted net income and adjusted diluted EPS are defined as GAAP net income/(loss) and diluted EPS as reported, adjusted for certain items, including amortization of intangibles, and also adjusted for a normalized tax rate. Adjusted net income and adjusted diluted EPS are not measures determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP financial measures, such as adjusted net income and adjusted diluted EPS, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income/(loss) and diluted EPS to the historical periods' net income/(loss) and diluted EPS, as well as facilitates a more meaningful comparison of the Company's net income/(loss) and diluted EPS to that of other companies. The Company believes that presenting adjusted diluted EPS provides a better understanding of its earnings power inclusive of adjusting for the non-cash amortization of intangible assets, reflecting the Company's strategy to grow through acquisitions as well as organically.

33

Adjusted EBITDA Reconciliation

($ in thousands)	Quarter					Fiscal Year		TTM
	Q2 FY23	Q3 FY23	Q4 FY23	Q1 FY24	Q2 FY24	2022	2023	Q2 FY24
GAAP net income	$ 14,114	$ 12,029	$ 13,895	$ 9,275	$ 15,813	$ 29,660	$ 48,429	$ 51,012
Add back (deduct):								
Income tax expense (benefit)	4,953	4,701	7,499	3,394	5,100	8,786	26,046	20,694
Interest and debt expense	6,768	7,303	7,668	8,625	10,211	20,126	27,942	33,807
Investment (income) loss	312	(574)	(483)	(543)	88	(46)	(315)	(1,512)
Foreign currency exchange (gain) loss	1,003	(3,359)	(1,037)	483	1,746	1,574	(2,189)	(2,167)
Other (income) expense, net	222	79	(73)	214	393	(1,122)	(2,072)	613
Depreciation and amortization expense	10,424	10,487	10,567	10,890	11,592	41,924	41,947	43,536
Cost of debt refinancing	—	—	—	—	—	14,803	—	—
Acquisition deal and integration costs	19	338	173	2,587	508	10,473	616	3,606
Acquisition inventory step-up expense	—	—	—	—	—	5,042	—	—
Product liability settlement	—	—	—	—	—	2,850	—	—
Business realignment costs	1,233	1,401	848	375	40	3,902	5,140	2,664
Acquisition amortization of backlog	—	—	—	—	—	2,100	—	—
North American warehouse consolidation	—	—	—	117	82	—	—	199
Garvey contingent consideration	—	1,230	—	—	—	—	1,230	1,230
Headquarter relocation costs	—	315	681	1,228	146	—	996	2,370
Non-GAAP adjusted EBITDA	$ 39,048	$ 33,950	$ 39,738	$ 36,645	$ 45,719	$ 140,072	$ 147,770	$ 156,052
Net sales	$ 231,740	$ 230,370	$ 253,843	$ 235,492	$ 258,400	$ 906,555	$ 936,240	$ 978,105
Add back:								
Acquisition amortization of backlog	—	—	—	—	—	2,100	—	—
Non-GAAP sales	$ 231,740	$ 230,370	$ 253,843	$ 235,492	$ 258,400	$ 908,655	$ 936,240	$ 978,105
Net income margin – GAAP	6.1%	5.2%	5.5%	3.9%	6.1%	3.3%	5.2%	5.2%
Adjusted EBITDA margin – Non-GAAP	16.8%	14.7%	15.7%	15.6%	17.7%	15.4%	15.8%	16.0%

Adjusted EBITDA is defined as net income before interest expense, income taxes, depreciation, amortization, and other adjustments. Adjusted EBITDA is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP financial measures, such as adjusted EBITDA, is important for investors and other readers of the Company's financial statements.

34

Return on Invested Capital (ROIC) Reconciliation

CMCO INTELLIGENT MOTION

($ in thousands)	Fiscal Year		TTM
	2022	2023	Q2 FY24
GAAP income from operations	$ 73,781	$ 97,841	$ 102,447
Add back (deduct):			
Acquisition deal and integration costs	10,473	616	3,606
Acquisition inventory step-up expense	5,042	—	—
Product liability settlement	2,850	—	—
Acquisition amortization of backlog	2,100	—	—
Business realignment costs	3,902	5,140	2,664
Garvey contingent consideration	—	1,230	1,230
Headquarter relocation costs	—	996	2,370
North American warehouse consolidation	—	—	199
Non-GAAP adjusted income from operations	$ 98,148	$ 105,823	$ 112,516
Non-GAAP adjusted income from operations, net of normalized tax rate of 25% (22% prior to FY24)	$ 76,555	$ 82,542	$ 84,387
Trailing five quarter averages:			
Total debt	438,768	491,410	517,824
Total shareholders' equity	701,640	795,410	826,004
Cash and cash equivalents	123,636	100,922	101,923
Net total capitalization	$ 1,016,772	$ 1,185,898	$ 1,241,905
Return on invested capital (ROIC) – Non-GAAP	7.5%	7.0%	6.8%

ROIC is defined as adjusted income from operations, net of taxes at a 25% (22% prior to FY24) normalized rate, for the trailing four quarters divided by the average of debt plus equity less cash (average capital) for the trailing five quarters. ROIC is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as ROIC, is important for investors and other readers of the Company's financial statements.

35

© 2023 COLUMBUS MCKINNON CORPORATION Free Cash Flow (FCF) & FCF Conversion Reconciliation Free cash flow is defined as net cash provided by (used for) operating activities less capital expenditures. Free cash flow conversion is defined as free cash flow divided by net income. Free cash flow and free cash flow conversion are not measures determined in accordance with GAAP and may not be comparable with the measures as defined or used by other companies. Nevertheless, the Company believes that providing non-GAAP financial measures, such as free cash flow and free cash flow conversion, is important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current periods’ free cash f low to free cash flow for historical periods. 36 ($ in thousands) Fiscal Year TTM 2022 2023 Q2 FY24 Cash from operations $ 48,881 $ 83,636 $ 76,929 Capital expenditures (13,104) (12,632) (17,663) Free cash flow (FCF) $ 35,777 $ 71,004 $ 59,266 GAAP net income $ 29,660 $ 48,429 $ 51,012 Free cash flow conversion 121% 147% 116%